SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (this "Agreement") is made effective as of the 26th day of June, 2002, by and among EUREKA I, L.P., a Delaware limited partnership (the "Subordinated Lender"), MEDICAL TECHNOLOGY SYSTEMS, INC., a
Delaware corporation ("MTS"), and MTS PACKAGING SYSTEMS, INC., a Florida corporation ("Packaging, and collectively with MTS, the "Borrower") and LASALLE BUSINESS CREDIT, INC., Agent (the "Senior Lender").

                                   BACKGROUND

     A. MTS has entered into a Securities Purchase Agreement of even date herewith (the "Purchase Agreement") with the Subordinated Lender under the terms of which MTS will issue to the Subordinated Lender, and the Subordinated Lender will purchase from MTS, $4,000,000 principal amount of senior subordinated notes, warrants to purchase 566,517 shares of MTS common stock, and 2,000 shares of MTS Series A Convertible Participating Preferred Stock. MTS's obligations under the Subordinated Notes and the Purchase Agreement will be guaranteed by Packaging. The Subordinated Lender is interested in the welfare of the Borrower, and will benefit if the Senior Lender extends or maintains credit to the Borrower.

     B. The Borrower has requested that the Senior Lender extend and maintain credit facilities to it. The Senior Lender is willing to do so; provided that this Agreement is executed.

     NOW, THEREFORE, the parties hereto, as an inducement for the Senior Lender to extend and maintain credit to the Borrower, and with the understanding that the Senior Lender is relying upon the provisions of this Agreement and intending to be legally bound hereby, agree as follows:

          1. Definitions. The following words and phrases as used in capitalized form in this Agreement, whether in singular or plural, shall have the meanings indicated:

               (a) "Blockage Period" shall mean the period commencing on the date of delivery by the Senior Lender to the Subordinated Lender of written notice (a "Blockage Notice") of the existence of a Senior Debt Default and Senior Lender's determination to impose a Blockage Period, and expiring at the earlier to occur of (1) the date Senior Lender elects in writing to terminate such Blockage Period; (2) 180 days after the delivery of such Notice; (3) the date on which the Senior Debt Default is waived in writing by the Senior Lender or is cured; or
          (4) the date on which the number of days elapsed in such Blockage Period together with the total number of days of any other Blockage Period which occurred within 360 days of the initiation of such Blockage Period equals 180 days. No Senior Debt Default, other than a default in payment under the Senior Loan Documents, that existed on the day of delivery of any Blockage Notice to the Subordinated Lender shall be, or be made, the basis for a subsequent Blockage Notice.

               (b) "Default Notice" shall have the meaning provided in Section 4(b) below.

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                                       2

               (c) "Payment Default" shall mean an event of default under the Subordinated Debt Documents caused by the failure of the Borrowers to make a Scheduled Subordinated Debt payment within any applicable cure period.

               (d) "Scheduled Subordinated Debt" shall mean: (a) the principal of, premium, if any, and all interest payable pursuant to the Subordinated Notes and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, (b) all sums payable by the Borrower to the Subordinated Lender under or pursuant to the Purchase Agreement, (c) all other sums payable under the Subordinated Debt Documents and (d) all increases of principal of any of the foregoing (subject to the consents required herein) and all extensions, amendments, replacements and renewals of any of the foregoing.

               (e) "Scheduled Subordinated Debt Payment" shall have the meaning provided in Section 2(b) below.

               (f) "Senior Debt" shall mean all liabilities and obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several, and all interest thereon (whether or not such interest is enforceable or recoverable in any bankruptcy or similar proceeding), and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of or by the Borrower to the Senior Lender, including without limitation, the obligations of the Borrower under the Senior Loan Agreement and the other Senior Loan Documents, and all increases, decreases, extensions, amendments, replacements and renewals of any of such liabilities and obligations. Without limiting the foregoing, the Senior Lender shall have the option to make advances and provide financing in the future to the Borrower or to a receiver, trustee or other fiduciary appointed by a court in any insolvency or court proceeding for the Borrower or to the Borrower as a debtor-in-possession. The Subordinated Lender consents to the financing of the Borrower or such fiduciary or debtor-in-possession after such insolvency or court proceeding, and agrees that such financing shall be included within the Senior Debt and the subordination and other restrictions and provisions of this Agreement shall be applicable thereto. Notwithstanding the foregoing, the principal amount of the indebtedness included in the definition of Senior Debt shall not without the written consent of Subordinated Lender, which consent shall not be unreasonably withheld, be increased (in each case exclusive of any increases resulting solely from the capitalization of accrued but unpaid interest or fees) from that currently provided for in the Senior Loan Agreement as in effect on the date hereof, except for increases of up to $1,500,000 in the principal amount of revolving credit borrowings under the Senior Loan Agreement and additional term loans in an aggregate principal sum not to exceed $425,000; provided that (1) such additional term loans are for the purchase of equipment or (2) the aggregate amount of other additional term loans advanced is otherwise supported by the value of fixed assets. In connection with the foregoing determination of Senior Debt, the amount of principal repayments of term loans shall not be included as Senior Debt.

               (g) "Senior Debt Default" shall mean the occurrence of a Default or an Event of Default under the Senior Loan Agreement or the other Senior Loan Documents.

               (h) "Senior Loan Agreement" shall mean that certain Loan and Security Agreement of even date herewith by and between the Senior Lender and the Borrower.

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                                       3

               (i) "Senior Loan Documents" shall mean the Loan Documents, as defined in the Senior Loan Agreement.

               (j) "Series A Preferred Stock" means the Series A Convertible Participating Preferred Stock, par value $0.001 per share of MTS.

               (k) "Standstill Period" shall mean the period commencing on the date of delivery of a Default Notice and expiring upon the earlier of
          (i) 180 days after delivery of such Default Notice and (ii) the date on which all existing Payment Defaults are cured with the written consent of Senior Lender.

               (l) "Subordinated Debt" shall mean all liabilities and obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several, and all interest thereon and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of the Borrower to the Subordinated Lender, including without limitation, the Scheduled Subordinated Debt.

               (m) "Subordinated Debt Documents" shall mean the Note Purchase Agreement, the Subordinated Note and all other documents described on Exhibit A attached hereto.

               (n) "Subordinated Notes" shall mean the Senior Subordinated Notes of MTS issued and outstanding from time to time under the Purchase Agreement, in the aggregate principal amount of $4,000,000.00.

     2. Subordination.

          (a) The Subordinated Lender hereby subordinates all of the Subordinated Debt, and all claims and demands arising therefrom, to all of the Senior Debt. The Subordinated Lender agrees, except as otherwise provided herein that all of the Senior Debt shall be paid before the Subordinated Lender shall be paid anything (of any kind or character) on account of the principal of or interest on any of the Subordinated Debt, or any other sums constituting Subordinated Debt or payable in connection therewith. Until all of the Senior Debt is paid, satisfied, performed and complied with in full and this Agreement is terminated, the Borrower will not make, and the Subordinated Lender will not demand or accept, either directly or indirectly, payment (of any kind or character) of all or any part of the Subordinated Debt without the prior written consent of the Senior Lender.

          (b) Notwithstanding the terms of subsection (a), the Borrower may (1) make regularly scheduled non-accelerated monthly payments of non-default interest due pursuant to the terms of the Subordinated Notes (each a "Scheduled Subordinated Debt Payment") to the Subordinated Lender; provided that neither a Standstill Period nor a Blockage Period is in effect and (2) make regular payments of dividends on the Series A Preferred Stock so long as Senior Lender has not delivered to Subordinated Lender a notice that a Senior Debt Default exists. Whether or not a Standstill Period or a Blockage Period is in effect, the Subordinated Lender may receive additional Warrants and Preferred Stock in accordance with the Subordinated Loan Documents.

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                                       4

          (c) The Subordinated Lender hereby subordinates all of its right, title, lien, security interest and remedies in all of the Subordinated Debt Collateral (as defined in Section 7(c)), and all products and proceeds thereof and all guaranties of any of the Subordinated Debt to the Senior Lender and the Senior Lender's right, title, lien, security interest and remedies therein and all products and proceeds thereof and all guaranties thereof. The Subordinated Lender agrees that all rights, liens, security interests and remedies in any of the Subordinated Debt Collateral granted to the Senior Lender and all rights of the Senior Lender against any guarantors of the Subordinated Debt shall have priority over all rights, liens, security interests and remedies granted to the Subordinated Lender therein, and all rights of the Subordinated Lender against any such guarantor, regardless of the time or order of attachment, the time, order or manner of perfection, or the time or order of filing of any mortgage, assignment, security agreement, financing statement or other document purporting to create, attach or perfect a lien or security interest in assets or property which is or is deemed to constitute Subordinated Debt Collateral.

          (d) The right of the Senior Lender to enforce the subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of the Senior Lender, the Borrower or the Subordinated Lender, or by any noncompliance by the Borrower or the Subordinated Lender with the terms, provisions and covenants of this Agreement.

     3. In Furtherance of Subordination.

          (a) Upon any distribution of any of the assets of the Borrower, any guarantor of any of the Subordinated Debt or any collateral securing the Subordinated Debt, upon or in connection with any dissolution, winding up, liquidation, arrangement or reorganization of the Borrower, any guarantor of any of the Subordinated Debt or any other person or entity, or upon any assignment for the benefit of creditors or any other marshalling of the assets and/or liabilities of the Borrower or any guarantor of any of the Subordinated Debt or otherwise, any payment, dividend or distribution of any kind (whether in cash, securities or other property) which would otherwise be payable or deliverable with respect to the Subordinated Debt, shall be paid or delivered directly to the Senior Lender for application (in the case of cash) to or as collateral (in the case of securities or other property) for the Senior Debt. Notwithstanding the foregoing, in any bankruptcy, reorganization, receivership or other similar proceeding, the Subordinated Lender may receive debt or equity securities of MTS or any successor provided for by a plan of reorganization that are subordinated to securities received by the Senior Lender under such plan at least to the same extent that the Subordinated Debt is subordinated to the payment of all Senior Debt then outstanding (including all limitations on rights of action set forth in this Agreement and all other obligations and restrictions imposed hereunder).

          (b) If any proceeding described in subsection (a) is commenced, the Senior Lender is irrevocably authorized (in its own name or in the name of the Subordinated Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive all such payments, dividends and distributions referred to in subsection (a), give acquittances therefor, file claims, proofs of claim and take such other actions (including without limitation, voting the Subordinated Debt) as it may deem necessary or advisable.

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                                       5

     4. Limitations on the Subordinated Lender's Rights.

          (a) Without the prior written consent of the Senior Lender, the Subordinated Lender agrees that, except as expressly permitted in subsection (b) below, the Subordinated Lender will not: (i) demand or accelerate any of the Subordinated Debt, (ii) institute any court proceedings against the Borrower, any investors in or owners of the Borrower or any guarantor of any of the Subordinated Debt to collect any Subordinated Debt, (iii) exercise any right or remedy against the Borrower, any guarantor of any of the Subordinated Debt or any of such guarantor's assets, or any right or remedy against any of the Subordinated Debt Collateral or against any pledgor or grantor of Subordinated Debt Collateral, (iv) advance additional principal amounts of the Subordinated Debt or (v) amend or modify any of the Subordinated Debt Documents in a way
     (1) that is more restrictive on the Borrower or any guarantor; (2) increases the cost to such Borrower or any guarantor; or (3) reduces the time for payment of any obligations due thereunder.

          (b) Upon the occurrence and during the continuance of a Payment Default, Subordinated Lender may send to Senior Lender notice of such Payment Default (a "Default Notice") and on the date Senior Lender receives such Default Notice a Standstill Period shall be invoked. If a Standstill Period or a Blockage Period expires and a Payment Default is continuing as of such date, the Subordinated Lender may notify the Senior Lender in writing that it intends to take all or any of the types of actions set forth in subsection 4(a)(i) through (iii) above (such notice, a "Remedy Notice"); provided that the Subordinated Lender may only take any or all of the actions specified in the Remedy Notice if (1) such Payment Default is not cured during the 45 day period immediately following receipt by the Senior Lender of such Remedy Notice (such period, the "Waiting Period") and
     (2) the Senior Lender shall not have commenced any action of the type set forth in subsection 4(a)(iii) above during the Waiting Period (such actions, collectively, the "Foreclosure Actions"). In the event Senior Lender commences Foreclosure Actions after the expiration of any Waiting Period, and notifies Subordinated Lender in writing of such fact, Subordinated Lender will immediately cease and desist from continuing Foreclosure Actions initiated by it.

          (c) The Subordinated Lender agrees that neither the expiration of the Blockage Period nor the exercise by the Subordinated Lender of any rights pursuant to subsection (b) above terminates, limits or restricts the terms of the subordination of the Subordinated Debt to the Senior Debt or the terms of the subordination of the Subordinated Lender's liens and security interest in the Subordinated Debt Collateral to the Senior Lender's liens and security interests in the Subordinated Debt Collateral. Without limiting the generality of the foregoing any sums collected by Subordinated Lender after commencement of Foreclosure Actions shall be deemed a payment prohibited hereunder and be paid over to Senior Lender in accordance with provisions of section 5 below.

     5. Payments To the Subordinated Lender.

     In the event that the Subordinated Lender receives any dividend, distribution or payment referred to in Section 3 hereof (other than subordinated securities permitted to be received pursuant to Section 3(a)), or receives any payment (of any kind or character) of any Subordinated Debt or security therefor in violation of this Agreement, the Subordinated Lender will (a) not credit such

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                                       6

payments against the Subordinated Debt, (b) segregate such dividend, distribution or payment from its other funds and property and hold it in trust for the benefit of the Senior Lender, (c) notify the Senior Lender immediately thereof, and (d) immediately pay and deliver the same to the Senior Lender in precisely the form received, except for any requisite endorsement or assignment, which the Subordinated Lender will make, and authorizes the Senior Lender or any of its officers or employees to make such, in the event that the Subordinated Lender does not make the same. The Senior Lender will apply any such moneys so received by it in reduction of the Senior Debt and hold any property other than moneys so received by it as collateral security for the Senior Debt. In the event that the Subordinated Lender shall obtain any lien, judgment or decree against the Borrower, the Subordinated Lender will immediately assign the same to the Senior Lender, or mark the same to the Senior Lender's use. Upon payment and satisfaction in full of the Senior Debt in cash, the Subordinated Lender shall be subrogated to the Senior Lender's rights with respect to the Senior Debt. For purposes of such subrogation, as among the Borrower, its creditors other than the Senior Lender, and the Subordinated Lender, no payment or distribution made to the Senior Lender by virtue of this Agreement which otherwise would have been made to the Subordinated Lender, and no payment over to the Senior Lender pursuant to this Agreement of funds the Subordinated Lender would otherwise be entitled to retain, shall be deemed to be a payment by the Borrower on account of the Senior Debt.

     6. Senior Lender's Rights. Without notice to the Subordinated Lender, and without affecting or releasing any obligation or agreement of the Subordinated Lender under this Agreement or the subordination provided herein, the Senior Lender may at any time or times do any of the following with respect to any of the Senior Debt: (a) amend, modify, alter or waive any of the terms of the Senior Loan Agreement and the other Senior Loan Documents, (b) renew or extend the time for payment of all or any part thereof, (c) increase (subject to the limitations stated in the definition of Senior Debt) or decrease the amount thereof, (d) accept additional collateral security or guaranties therefor, and sell, exchange, fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties, (e) release any party primarily or secondarily obligated thereon, (f) grant indulgences and take or refrain from taking any action with regard to the collection or enforcement thereof, and (g) take any action which might otherwise constitute a defense to or a discharge of the Borrower or any guarantor of the Senior Debt. Nothing contained in this Agreement shall impair any right of the Senior Lender with respect to any of the Senior Debt or any collateral security or guaranties therefor or the proceeds thereof.

     7. Representations. The Subordinated Lender represents and warrants to the Senior Lender that:

          (a) The Scheduled Subordinated Debt constitutes all of the now existing liabilities of any nature whatsoever of the Borrower to the Subordinated Lender. There is no event of default or event which, with the giving of notice, passage of time or both, would constitute an event of default existing under the Scheduled Subordinated Debt.

          (b)  The   Subordinated   Lender  is  the  owner  and  holder  of  the
     Subordinated Note, which has not been transferred or encumbered. The Borrower or the Subordinated Lender has delivered to the Senior Lender a true and complete copy of the Subordinated Note, which has not been amended or modified.

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                                       7

          (c) The Scheduled Subordinated Debt is secured by a lien and security interest in the assets of the Borrower and certain intellectual property held by the Siegel Family Trust, all as further described in the Purchase Agreement (collectively the "Subordinated Debt Collateral"). The Borrower and Subordinated Lender have delivered to the Senior Lender true and complete copies of all loan agreements, security agreements, mortgages, guaranties and other documents collateral to or securing the Scheduled Subordinated Debt, none of which has been amended or modified.

          (d) The execution, delivery and performance by the Subordinated Lender of this Agreement, the consummation of the transactions contemplated herein and the fulfillment and compliance with the respective terms, conditions and provisions contained herein will not conflict with or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any applicable statute, law, rule, regulation or ordinance, or any judgment, or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign or any indenture, mortgage, loan or credit agreement, instrument or other agreement to which the Subordinated Lender is a party or by which the Subordinated Lender is bound or affected.

          (e) This Agreement has been duly executed and delivered by the Subordinated Lender and constitutes the valid and binding obligation of the Subordinated Lender, enforceable in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors' rights generally.

          (f)  No  consent,   approval  or   authorization  of  or  designation,
     declaration or filing with any governmental authority is required in connection with the execution, delivery or performance by the Subordinated Lender of this Agreement.

     8. Covenants.

          (a) The Subordinated Lender and the Borrower each agree that the only evidence of the Scheduled Subordinated Debt which will be permitted to exist will be the Subordinated Notes, the Purchase Agreement and the other Subordinated Debt Documents.

          (b) The Subordinated Lender and the Borrower agree that the Borrower will not give or permit to be given, and the Subordinated Lender will not accept, any security or guaranty for any Subordinated Debt without the prior written consent of the Senior Lender, except for the Subordinated Debt Collateral, which shall only secure the Scheduled Subordinated Debt, and except for guarantees by subsidiaries of MTS required by the Purchase Agreement. The Subordinated Lender agrees that, upon receiving any security or guaranty not permitted by the preceding sentence, the Subordinated Lender will immediately assign and deliver the same to the Senior Lender.

          (c) The Subordinated Lender will give the Senior Lender immediate written notice of any event of default of which it has knowledge or any event of which the Subordinated Lender has knowledge, which might, upon the passage of time or the giving of notice or both, constitute a default or event of default under any of the Subordinated Debt Documents.

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                                       8

          (d) The Subordinated Lender will permit the Senior Lender to inspect and copy all books, records, instruments and documents evidencing or pertaining to the Subordinated Debt. The Borrower consents to such inspection.

          (e) In the event that the Subordinated Lender at any time has any indebtedness or other obligations owing to the Borrower for any reason, including without limitation any accounts receivable owing to the Borrower, the Subordinated Lender will under no circumstances offset the indebtedness or other obligations owing to the Borrower against any of the Subordinated Debt.

          (f) The Senior Lender agrees to deliver to the Subordinated Lender a copy of all written notices of default or event of default provided by the Senior Lender to the Borrower, and the Senior Lender agrees, with the Borrower's consent, that, following receipt of such notice, the Subordinated Lender may, but shall not be obligated, to cure such default or event of default to the same extent and within the same cure period, if any, as is available to the Borrower under the Senior Loan Agreement and the other Senior Loan Documents. All costs and expenses incurred by the Subordinated Lender in curing such default or event of default shall be added to the Subordinated Debt.

          (g) The Senior Lender agrees to accept from the Subordinated Lender, at any time while a Senior Debt Default exists, payment in full of all indebtedness and obligations of the Borrower to the Senior Lender, and the Borrower hereby consents and agrees to such acceptance by the Senior Lender. Upon receipt of such payment in full to the Senior Lender from the Subordinated Lender, the Senior Lender will assign to the Subordinated Lender, without recourse or warranty, all of the rights of the Senior Lender in and to the Senior Loan Agreement and the other Senior Loan Documents, and any Standstill Period or Blockage Period shall forthwith terminate. Nothing in this subsection requires the Subordinated Lender to make any such payment to the Senior Lender.

     9. Limitation on Consent to Payment or Granting of Security. In the event that the Senior Lender consents in writing to the making of a payment on account of the Subordinated Debt or to the granting of collateral security or any guaranties on account of the Subordinated Debt, which payment or grant would otherwise be prohibited pursuant to Sections 2 or 8 hereof, such consent shall be deemed to be a consent to the payment or grant specifically referred to in such written consent and shall not be construed as a waiver of Sections 2 or 8 hereof generally as to all future payments or grants. A consent by the Senior Lender to any request shall not be deemed to be a consent to future similar requests.

     10. Subordination Legend. The Subordinated Lender and the Borrower shall cause each instrument or agreement that at any time evidences or secures all or any portion of the Subordinated Debt, including the Subordinated Note, to be conspicuously marked as follows:

          "This instrument/agreement is subject to the terms of a Subordination Agreement dated as of June __, 2002 in favor of LaSalle Business Credit, Inc., which Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained herein, no payment on account of the principal, interest or other obligations arising hereunder, and no rights granted herein, shall become due or be paid or exercised except in accordance with the terms of such Subordination Agreement."

     11. Conditions to Assignment.

          (a) The Subordinated Lender agrees that the Subordinated Lender will not assign or deliver to any person or entity, other than the Senior Lender, any portion of the Subordinated Debt or any evidence thereof or security or guaranty therefor unless and until such assignee agrees in writing addressed to the Senior Lender that such assignee will be bound by the terms and conditions of this Agreement to the same extent and in the same manner as the Subordinated Lender. Any assignee that so agrees shall have the same rights as the Subordinated Lender hereunder. In the event the Subordinated Lender does so without such agreement, the Subordinated Lender will immediately become liable to the Senior Lender in the amount so assigned, and such assignment shall be null and void.

          (b) The Subordinated Lender has also joined in this agreement as holder of the Series A Preferred Stock for the purpose of agreeing to the provisions of Section 2(b) above and the provisions of this Section 11(b). The Subordinated Lender agrees that it will not sell, assign or transfer the Series A Preferred Stock unless the assignee or purchaser agrees in writing to be bound by the terms hereof.

     12. Termination. This Agreement will continue in full force and effect so long as any Senior Debt remains outstanding, and thereafter, even if there is no longer any Senior Debt remaining unpaid and unsatisfied, so long as the Senior Lender, or any successor or assignee of the Senior Lender, has any agreement or understanding with the Borrower pursuant to which the Senior Lender or such successor or assignee may extend credit to the Borrower. To the extent any payment or payments of any Senior Debt or any Subordinated Debt received by the Senior Lender are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then this Agreement will be revived and continued in full force and effect. This Agreement may not be terminated except by an instrument in writing signed by the Senior Lender.

     13. Waivers.

          (a) The Subordinated Lender hereby waives, to the extent permitted by applicable law, any right to notice from the Senior Lender prior to disposition of any assets of the Borrower or any guarantor or of any collateral securing any of the Senior Debt. To the extent the Subordinated Lender is not permitted by applicable law to waive notice, the Subordinated Lender agrees that five (5) days notice prior to any such disposition shall be reasonable. The Subordinated Lender agrees not to interfere with any disposition of assets of the Borrower or any guarantor or any collateral securing any of the Senior Debt by or at the direction of the Senior Lender and waives, to the extent permitted by applicable law, the right to challenge any such disposition as not commercially reasonable.

          (b) The Subordinated Lender waives any right to require the Senior Lender to marshal any assets of the Borrower or any guarantor or otherwise to proceed in any fashion against the Borrower, any guarantor or any other person.

          (c) Except for such default notices as provided in Section 8(f) above, the Subordinated Lender waives notice of any default or event of default by the Borrower under the Senior Debt and all other notices of any kind, and waives protest of all notes and other instruments evidencing any of the Senior Debt.

          (d) The Senior Lender is irrevocably authorized to demand and receive specific performance of this Agreement by the Subordinated Lender, even if the Borrower has breached its agreements hereunder, at any time upon the breach by the Subordinated Lender of its agreements hereunder. The Subordinated Lender irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

          14. Releases. The Senior Lender may release any one or more parties hereto, or the successors or assigns thereof, from any or all obligations hereunder, and such release, or any release by operation of law, shall not release any other party hereto from, nor in any way affect, any of the obligations of any other party under this Agreement, or affect the subordination of any of the Subordinated Debt to the Senior Debt. In the event that the Senior Lender releases any of its lien and security interest in any portion of or all of the Subordinated Debt Collateral in connection with the sale, lease, exchange, transfer or other disposition thereof so that the proceeds thereof are used solely to repay any portion of or all of the Senior Debt or fees, costs and expenses in connection with the sale, lease, exchange, transfer or disposition thereof, the Subordinated Lender agrees that, at the request of the Senior Lender, the lien and security interest of the Subordinated Lender in the Subordinated Debt Collateral shall be automatically, unconditionally and simultaneously released, and the Subordinated Lender hereby authorizes, authenticates and ratifies such termination statements, releases and other documents as the Senior Lender may execute or file to effectively confirm such release.

          15. Notices. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally against receipt or by private carrier, registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first class mail, in all cases with charges prepaid, addressed as follows, or delivered to the individual or division or department to whose attention notices to a party are to be addressed, until some other address (or individual or division or department for attention) shall have been designated by notice given by a party to the other:

   To the Subordinated Lender:   Eureka I, L.P.
                                 770 Township Line, Suite 150
                                 Yardley, PA 19067
                                 Telecopy Number:  (215) 564-5402

   To the Borrower:              Medical Technology Systems, Inc.
                                 12920 Automobile Boulevard
                                 Clearwater, FL 33762
                                 Attention: Michael Conroy, CFO
                                 Telecopy Number:

   With a copy to:               Francis C. Pray, Esquire
                                 Kilpatrick Stockton L.L.P.
                                 301 South College Street, Suite 3500
                                 Charlotte, NC 28202
                                 Telecopy Number: (704) 338-5125
   To the Senior Lender:         LaSalle Business Credit, Inc.
                                 1735 Market Street, Suite 660
                                 Philadelphia, PA 19103
                                 Attention: Jeffrey M. Joslin, Vice President
                                 Telecopy Number: Fax (267) 386-8844

   With copy to:                 Wolf, Block, Schorr and Solis-Cohen LLP
                                 1650 Arch Street - 22nd Floor
                                 Philadelphia, PA 19103-2097
                                 Attention:  Bruce R. Lesser
                                 Telecopy Number:  (215) 405-3902

   To any assignee permitted     As informed to the Senior Lender in writing
   by Section 11:

     16. Submission to Jurisdiction. The Borrower and the Subordinated Lender hereby consent to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agree that, subject to the Senior Lender's election, all actions or proceedings relating to this Agreement or the transactions contemplated hereunder shall be litigated in such courts, and the Borrower and the Subordinated Lender waive any objection which they may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court. Nothing contained in this Section shall affect the right of the Senior Lender to serve legal process in any other manner permitted by law or affect the right of the Senior Lender to bring any action or proceeding against the Borrower or the Subordinated Lender or their respective property in the courts of any other jurisdiction.

     17. Delay or Omission Not Waiver. Neither the failure nor any delay on the part of the Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No single, partial or full exercise of any rights, remedies, powers and privileges by the Senior Lender shall preclude further or other exercise thereof. No course of dealing between the Senior Lender and the Borrower or the Subordinated Lender shall operate as or be deemed to constitute a waiver of the Senior Lender's rights hereunder or affect the duties or obligations of the Borrower or the Subordinated Lender.

     18. Possessory Perfection. Senior Lender agrees to hold the capital stock (the "Capital Stock") pledged to it under the Senior Loan Documents which is in its physical possession for the benefit of Subordinated Lender subject to the rights of Senior Lender. Senior Lender shall use reasonable efforts to turn over the Stock at such time as the Senior Debt is fully satisfied and this agreement is terminated but shall have no liability for the failure to do so unless such failure is the result of willful misconduct or gross negligence.

     19. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement may not be modified except in writing executed by the party against whom enforcement of such modification is sought. The rights granted to the Senior Lender hereby shall be in addition to any other rights of the Senior Lender under any other subordination agreement, if any, now or hereafter outstanding. All rights and remedies of the Senior Lender shall be cumulative. Wherever the Senior Lender's consent is required or permitted, such consent shall be at the sole and absolute discretion of the Senior Lender.

     20. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     21. Governing Law. This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania without taking into account conflict of laws principles thereof.

     22. Severability. If any provision herein shall for any reason be held invalid or unenforceable, no other provision hereof shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

     23. Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof, and there are no courses of dealing, usages of trade, or other representations, promises, terms or conditions referring to such subject matter, and no inducements or representations leading to the execution hereof other than as mentioned herein.

     24. Waiver of Right to Trial by Jury. THE BORROWER, THE SUBORDINATED LENDER AND THE SENIOR LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BORROWER, THE SUBORDINATED LENDER OR THE SENIOR LENDER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO,

REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE BORROWER, THE SUBORDINATED LENDER AND THE SENIOR LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER, THE SUBORDINATED LENDER AND THE SENIOR LENDER TO THE WAIVER OF THEIR RESPECTIVE RIGHT TO TRIAL BY JURY. THE BORROWER AND THE SUBORDINATED LENDER ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.



                  (REST OF THIS PAGE INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby, effective as of the day and year first above written.

                            SUBORDINATED LENDER:

                            EUREKA I, L.P.

                                 By:  EUREKA MANAGEMENT, L.P.,
                                      its sole general partner

                                      By:  BERWIND CAPITAL PARTNERS, LLC
                                           its sole general partner

                                      By:  /s/ Christine C. Jones
                                           __________________________
                                           Name: Christine C. Jones
                                           Title:   President


                            HOLDER OF SERIES A PREFERRED STOCK:

                            EUREKA I, L.P.

                                 By: EUREKA MANAGEMENT, L.P.,
                                     its sole general partner

                                     By:  BERWIND CAPITAL PARTNERS, LLC
                                          its sole general partner

                                     By:  /s/ Christine C. Jones
                                          _____________________________
                                          Name: Christine C. Jones
                                          Title:    President


                            SENIOR LENDER:

                            LASALLE BUSINESS CREDIT, INC.

                            By:  /s/ Jeffrey M. Joslin
                                 _____________________________
                                 Name: Jeffrey M. Joslin
                                 Title: Vice President

                            BORROWER:

                            MEDICAL TECHNOLOGY SYSTEMS, INC.


                            By:  /s/ Todd Siegel
                                ______________________________
                                Name: Todd Siegel
                                Title: President



                            By:  /s/ Todd Siegel
                                ______________________________
                                Name: Todd Siegel
                                Title: President

                                    EXHIBIT A

                           Subordinated Debt Documents